                                                                 Exhibit C-2

                                  [Translation]

(For Other Foreign Currency Payment Guarantee)






                               GUARANTEE AGREEMENT

     (in connection with Euro Bonds, Yankee/Global Bonds and Samurai Bonds)






                   Obligor: Korea Electronic Power Corporation

                                  [Translation]
                               Guarantee Agreement

Korea Electronic Power Corporation (the "Applicant") has requested The Korea Development Bank (the "Bank") to guarantee, for the benefit of the holders (the "Holders") of the Guaranteed Securities (as defined below), the Applicant's obligations (the "Guaranteed Obligations") to the Holders under the securities or indentures (collectively, the "Guaranteed Securities") issued or executed by the Applicant as listed in Attachment 1 in accordance with the following terms and conditions, and the Bank has agreed to issue the Securities Guarantees with respect to Yankee/Global Bonds listed in Item 1 of Attachment 1, Deed Poll Guarantees with respect to Euro Bonds listed in Item 2 of Attachment 1 and Letter of Guarantees with respect to Samurai Bonds listed in Item 3 of Attachment 1 (collectively, the "Payment Guarantees") in order to guarantee the Guaranteed Obligations at the request of the Applicant. Therefore, the Applicant hereby agrees that it will perform in good faith the terms and conditions of this Guarantee Agreement and the General Terms and Conditions for Credit Transactions of the Bank (the "General Terms and Conditions").

Article 1. Guarantee Amount

(1)  The guarantee amount limit shall be as follows:

1.       United States Dollars              USD 3,917,181,871
2.       UK Pound                           (UK POUND SYMBOL) 34,865,475
3.       Japanese Yen                       (YEN SYMBOL) 121,877,850,000
4.       Euro                               (EURO SYMBOL)28,083,012
5.       Australian Dollars                 AUD 60,716,700


(2) The guarantee amount set forth in Paragraph (1) above shall be the aggregate amount of the outstanding principal balance as of the Guarantee Date (as defined below), which is specified in the Repayment Schedule of the Guaranteed Obligations attached hereto plus the amount of interest thereon to be incurred until the remaining maturity of the Guaranteed Obligations as calculated at the interest rate specified in the relevant Guaranteed Securities. If any part of the principal and interest of the Guaranteed Obligations is paid thereafter, such guarantee amount shall automatically be reduced by the sum of the outstanding principal balance repaid by such payment plus the amount of interest thereon to be incurred until the remaining maturity of the Guaranteed Obligations as calculated by the interest rate specified in the relevant Guaranteed Securities; provided, that in the event such interest rate is changed, the guarantee amount shall automatically be reduced or increased, as the case may be, and such guarantee amount shall be calculated by such changed interest rate.

(3) In the event the Applicant becomes liable for the payment of any cost and expense pursuant to the Guaranteed Securities, the guarantee amount limit set forth in Paragraphs (1) above shall be deemed to have been increased by such additional amount.

Article 2. Method and Term of Guarantee

(1) The Bank shall, at the request of the Applicant, issue the Payment Guarantee to a person (i.e., the Fiscal Agent, Trustee or RCCB) designated in such request by the Applicant.

(2) The term of the guarantee under this Guarantee Agreement shall be from the date of issuance of the Payment Guarantees (the "Guarantee Date") to the earlier of the maturity of the Guaranteed Securities as set forth in Attachment 1 and the date by which the Put Option to be exercised (the "Maturity of Guarantee").

(3)  Upon the payment by the Applicant of the initial guarantee fee set forth in
     Article 3, the Bank shall, at the request of the Applicant, issue an unconditional, irrevocable, unsecured and unsubordinated payment guarantee.

Article 3. Guarantee Fee, etc.

(1) The Applicant shall pay to the Bank the guarantee fee as determined in each paragraph of this Article.

(2) The Guarantee Fee Payment Date (as defined below) and the period for calculation of the guarantee fee shall be as follows and the guarantee fee shall be paid in Korean Won converted at the exchange rate in Article 8, Paragraph (1) hereof:

     1. The rate of the guarantee fee on the amount guaranteed by the Bank shall be 0.05% p.a.;

     2. The Applicant shall pay to the Bank the guarantee fee on each payment date of principal and/or interest under the Guaranteed Securities (the "Guarantee Fee Payment Date") after the Guarantee Date for the period from (and including) that payment date of principal and/or interest to the immediately previous day of the next payment date of principal and interest or, as the case may be, the Maturity of Guarantee. Such guarantee fee shall be calculated on the basis of the actual number of days elapsed and a year of 360 days and shall be payable in advance;

     3. Notwithstanding item 2 above, the first Guarantee Fee Payment Date shall be the Guarantee Date. Provided that if any Guarantee Fee Payment Date is not a banking day in Korea, the guarantee fee shall be paid in the succeeding banking day of such Guarantee Fee Payment Date. In such case, the period for calculation of guarantee fee set forth in item 2 shall not be adjusted; provided, that

(3) In the event the guarantee amount is increased due to changes in the interest rate applicable to the Guaranteed Securities for the period of the term of the guarantee hereunder, an additional guarantee fee as calculated in the manner determined by the Bank shall be paid.

(4) The guarantee amount for the purpose of the calculation of the guarantee fee under Paragraph (2) above shall be calculated as follows, provided, that such guarantee amount calculated under this Article shall have no effect on the amount guaranteed by the Bank pursuant to Article 1:

     1. The principal guaranteed hereunder shall be the outstanding balance of principal as of the date of issuance of the guarantee(initial guarantee fee payment date) or the Guarantee Fee Payment Date;

     2. The interest amount guaranteed hereunder shall be the aggregate of the interest amount payable for each interest period from the payment date of principal and/or interest immediately following the relevant Guarantee Fee Payment Date until the Maturity of Guarantee calculated by the outstanding balance of principal as of that Guarantee Fee Payment Date multiplying the interest rate applicable for such principal and/or interest payment date. (In this case, even if the interest rate actually applicable is changed after the next payment date of principal and/or interest, the guarantee fee already paid shall not be adjusted.); provided, that the interest amount guaranteed hereunder for the initial Guarantee Fee Payment Date shall be calculated on the aggregate of the interest amount payable for each interest period from the payment date of principal and/or interest immediately preceding the Guarantee Date until the Maturity of Guarantee in accordance with the method as set forth in this item on the basis of the outstanding principal balance as of the Guarantee Date.

(5) If the Applicant fails to pay the guarantee fee on any Guarantee Fee Payment Date under this Article, it shall pay the default interest on such unpaid amount from and including such Guarantee Fee Payment Date until the date on which the payment of said sum is made in full at such rate and in such method as determined by the Bank. Such default interest shall be computed on the basis of the actual number of days elapsed and a year of 360 days.

(6) In the event that the Applicant becomes liable for the payment of any cost and expense as set forth in Article 1, Paragraph 3, the Applicant shall pay retroactively on the date on which guarantee obligation relating to such cost and expense is performed additional guarantee fee calculated on a basis of the guarantee amount which includes such cost and expenses as if having been included since initial guarantee payment date during the period from the initial Guarantee Payment Date to the date on which the guarantee obligation relating to such cost and expense is performed.

Article 4. Performance of Primary Obligation & Prohibition of Amendment

(1) The Applicant shall deposit in the Bank the amount payable under the Guaranteed Securities guaranteed by the Bank prior to the due date thereunder or directly pay such amount on the due date in accordance with the terms of the Guaranteed Securities in order to ensure that the Bank will not incur any loss in connection with the Guaranteed Obligation guaranteed by the Bank.

(2) The Applicant shall not amend or modify any terms and conditions of the Guaranteed Securities, which might result in an increase of the guarantee obligation of the Bank (such as an increase of the principal amount, increase of the interest rate or change of currency and shortening of maturity under the Guaranteed Securities) without the prior written consent of the Bank.

(3) In the case of a breach of Paragraph (2) by the Applicant, the Bank shall be responsible for the guarantee of the Guaranteed Obligations under the Guaranteed Securities as if the terms and conditions of the Guaranteed Securities have not been amended.

Article 5. Performance of Obligation under the Payment Guarantee

     In the case that the Applicant fails to perform its obligation in accordance with Article 4 or delays the report to the Bank as required hereunder, the Bank may perform its obligation under the Payment Guarantees without a prior notice to the Applicant and in such amount, manner and time as the Bank may determine in its sole discretion.

Article 6. Subrogation & Default Interest

(1) The Applicant agrees to immediately reimburse the Bank for any payment made by the Bank under the Payment Guarantees pursuant to Article 5, including without limitation, the amount of the Guarantee Obligation paid by the Bank and tax, public levies, imposts, additional guarantee fee under Article 3, Paragraph 6 or any other incidental expenses paid by the Bank to the Holders and applicable government or taxation authority in connection with the performance of its obligation under the Payment Guarantees.

(2) The Applicant shall pay default interest on the amount due and payable to the Bank from the date on which the Bank performed its obligation under the Payment Guarantees until the date on which such amount is actually paid at the rate determined by the Bank on the basis of the actual number of days elapsed and a year of 360 days.

Article 7. Acceleration

     Upon occurrence of any of the events set forth in Article 7 (Acceleration) of the General Terms and Conditions as a result of which it may be possible for the Bank to perform the obligations under the Payment Guarantee, all of the Applicant's obligations to the Bank shall immediately become due and payable, and the Bank may exercise any and all rights including enforcement of security rights.

Article 8. Exchange Rate

(1) The foreign exchange rate applicable to the guarantee fee is a initial rate to be quoted by the Bank on the relevant Guarantee Fee Payment Date.

(2) If the Bank exercises its subrogation right pursuant to Articles 6 and 7, the applicable exchange rate shall be the T/T selling rate to be quoted by the Bank on the date on which the Bank exercises such subrogation rights. In this connection, if the Applicant wishes to pay any amount in foreign currency, the Applicant shall also pay the additional amount in liew of exchange commission as determined by the Bank.

Article 9. Taxes & Public Imposts

(1) The Applicant shall pay all taxes, levies and imposts imposed by the applicable government or taxation authority in connection with the performance by the Bank of its obligations of the Payment Guarantee (excluding any tax imposed on the net income of the Bank by the Korean taxation authority).

(2) Any and all payments made by the Applicant hereunder shall be made free and clear of and without deduction for any taxes, levies, imposts set forth in Paragraph (1) above. If the Applicant shall be required by law to make any such deduction from any payment, the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this provision) the Bank receives an amount equal to the sum it would have received had no such deductions been made.

Article 10. Expenses

(1) Any expenses reasonably incurred by the Bank (including legal costs) in connection with the issuance of the Payment Guarantee (excluding issuance of the Payment Guarantee in the Korean standard form prescribed by the
     Bank), management of follow-up registration matters with the U.S. Securities and Exchange Commission ("SEC") or persuasion of and consent from overseas creditors to discharge joint and several liability, shall be borne by the Applicant in accordance with Attachment 3 (Statement of Expense relating to Payment Guarantee).

(2) If the Payment Guarantee is not issued due to a failure by the Applicant to discharge joint and several liability or to amend certain terms under the Guaranteed Securities or any other cause not attributable to the Bank, or if the guarantee amount under the Payment Guarantee decreases by 25% of the maximum guarantee amount set forth in Article 1, then the Applicant shall pay to the Bank the registration expenses (reasonably paid by the Bank for the shelf registration with the SEC requested by the Applicant), which shall be multiplied by the portion of such reduced amount in the maximum guarantee amount under Article 1 at the time when the guarantee amount is finally and actually determined (in the case that the Applicant fails to obtain consent from certain creditors or to obtain final approval from the court, it is deemed that the relevant Payment Guarantee is not issued), provided, that, this paragraph shall not apply in the event the Bank intends to issue securities on the remaining amount under the shelf registration after the Payment Guarantees are issued.

(3) The Applicant will pay any stamp tax, registration tax and any other similar tax that is imposed in connection with the execution of this Guarantee Agreement, issuance of the Payment Guarantees or any other related documents.

Article 11. Currency & Exchange Rate for Payment

(1) When the Bank performs its obligations under the Payment Guarantee, the Applicant shall pay a reimbursement amount (the "Reimbursement Amount") in Korean Won or other currency designated by the Bank ("Foreign Currency").

(2) The Reimbursement Amount to be paid in Korean Won shall be calculated at the T/T selling rate on the date on which such payment is made. Additional amounts in lieu of exchange commission determined by the Bank shall be paid in addition to the Reimbursement Amount to be paid in a Foreign Currency.

(3) In case that the Reimbursement Amount has been paid in Korean Won, the Bank cannot make an overseas payment due to an imbalance between the supply and demand of foreign exchange and the T/T selling rate applicable to actual external payment is increased, the Applicant shall pay any deficiency as a result thereof.

(4) In the event that the Reimbursement Payment is made in a currency other than the Foreign Currency designated by the Bank for any reason and the amount which the Bank receives after conversion of such Reimbursement Payment into such Foreign Currency at the exchange rate determined by the Bank is less than the amount which the Bank would have received had the Reimbursement Payment been made in that Foreign Currency, the Applicant shall pay such deficiency to the Bank.

(5) Paragraphs (1) through (4) of this Article shall apply if the Applicant pays to the Bank the taxes, levies and imposts and any other incidental expenses in connection with the performance by the Bank of the Guarantee Obligation in accordance with Articles 9 and 10 hereof.

Article 12. Place of Payment

     All sums payable to the Bank hereunder or under any document related hereto, including but not limited to payments of principal and interest, fees, costs or expenses, shall be paid during normal business hours on the due date thereof at the Bank's office in Seoul or at such place or account as the Bank may inform to the Applicant.

Article 13. Notice

(1) In the event the principal obligation is discharged due to the Applicant's payment, or renewal, set-off, exculpation, commingling, or expiry of statute of limitations, etc, the Applicant shall immediately notify the Bank thereof. The Applicant shall not raise any objection to disadvantages with respect to the guarantee fee due to delay of such notice.

(2) In the event that the Applicant receives a demand from any Holder to perform its obligation or that there occurs any event (such as changes in security for its obligation or the period of prescription) which may affect the Bank's obligations hereunder, the Applicant shall immediately notify the Bank thereof.

(3) The Applicant shall immediately reimburse the Bank for any amount paid by the Bank at the request of the Holder to perform the Guaranteed Obligation as a result of the negligence of the Applicant in notifying the Bank in accordance with Paragraphs (1) and (2) above.

(4) If the Applicant expects that an Event of Default under the Guaranteed Securities will occur or it fails to perform its obligation under the Guaranteed Securities, the Applicant will immediately notify the Bank thereof.

(5) For the calculation of the guarantee fee, the Applicant shall notify in advance the details of the amount of principal and interest and calculation of guarantee fee, specifying the principal amount, interest rate and interest period, which are with respect to the immediate succeeding principal and/or interest payment date under the Guaranteed Securities two
     (2) banking days prior to each Guarantee Fee Payment Date.

(6) Any matter in connection with the subsequent merger, spin-off of the Applicant and its subsidiary (such as a spin-off of the Applicant's power distribution business division, or change in privatization policy of the Korean government), which may materially affect the claims of the Bank against the Applicant shall be immediately notified to the Bank for prior consultation.

(7) The Bank shall immediately notify the Applicant upon occurrence of any of the following events:

         1. Any Payment Guarantee issued by the Bank ceases to be in full force and effect or is amended or modified;

         2. The Republic of Korea ("Korea") declares a moratorium on the payment of any obligations of Korea for the payment or repayment of money borrowed which is denominated in a currency other than Korean Won (the "External Indebtedness") or becomes obligated to repay prematurely any sums of such External Indebtedness as a result of a default;

         3. Korea ceases to own or control the Bank directly or indirectly, or fails to provide financial support to the Bank in accordance with
             Article 44 of The Korea Development Bank Act; or

         4. The Bank is bankrupt, liquidated, dissolved or its material business is suspended or the court appoints a receiver in respect of the Bank.


Article 14. Contribution and Indemnification

(1) The Applicant is responsible for the procedures for the waiver of joint and several liability under Article 530-9 of the Commercial Code and the amendment to certain terms under the underlying agreement with respect to the Guaranteed Obligations and the Bank only has a responsibility under this Agreement and the Payment Guarantees.

(2) With respect to each of items 1 through 4 below which may arise in connection with the exemption from joint and several liability among the Applicant and the Gencos and the amendment to the terms under the Guaranteed Securities, the Applicant hereby agrees to hold harmless and indemnify the Bank from and against any loss, cost, action or claim whatsoever arising out of or based upon (i) any untrue statement contained therein, (ii) the omission to state any material fact necessary to make the statements therein not misleading, (iii) any failure by the Applicant to perform its obligation thereunder, (iv) any failure by the Applicant to comply therewith, or (v) any other reason not attributable to the Bank.

         1. Any matter referred to in the Guaranteed Securities, any and all agreements relating to the Guaranteed Securities (excluding the Payment Guarantees) or any and all instruments and agreements providing for amendment, variation or waiver of the Guaranteed Securities or any and all agreements relating thereto (collectively, the "Related Documents");

         2. Any matters relating to the process of obtaining consents for the waiver of joint and several liability and the amendment to default provision, including but not limited to convening of the bondholders' meeting or obtaining approval from a competent court for that purpose;

         3. Any matters relating only to the Applicant but not relating to the Bank including those relating to the documents registered with or submitted to the SEC or other foreign securities regulatory authority by the Applicant; and/or

         4. Any matters relating to the information provided by the Applicant to the Bank, which is or will be contained in the documents registered with or submitted to the SEC or other foreign securities regulatory authority by the Bank.

(3) The Bank hereby agrees to hold harmless and indemnify the Applicant from and against any loss, cost, action or claim whatsoever arising out of or based upon (i) any untrue statement contained in any document prepared by the Bank (the "KDB Documents"), (ii) the omission to state any material fact necessary to make the statements in the KDB Documents not misleading,
     (iii) any failure by the Bank to perform its obligation, (iv) any failure by the Bank to comply therewith, or (v) any other reason not attributable to the Applicant, in connection with the performance of the Bank's obligations under the Payment Guarantees.

Article 15. General Terms and Conditions for Credit Transactions

     The General Terms and Conditions for Credit Transactions of the Bank shall apply to any matter not described in this Guarantee Agreement. In this case, the Applicant shall be deemed an obligor as defined in
     Article 1 of the General Terms and Conditionsfor Credit Transaction.

Article 16. Representations and Warranties

(1) The Applicant has taken all necessary corporate actions to execute, deliver and perform its obligations under the Related Documents in accordance with the applicable laws and regulations and its Articles of Incorporation or internal regulations. No consent, approval or authorization of, or filing or registration with, any governmental agency or body, any shareholder of the Applicant or any other person is required for the execution, delivery and performance of the Related Documents.

(2) The execution, delivery and performance of the Related Documents do not and will not conflict with or, result in a violation of, the provisions of any statue, order, rule, ordinance, decree, governmental rule or any similar laws and regulations by which the Applicant is bound or to which any of the property or assets of the Applicant is subject, nor will such actions result in any violation of, or conflict with any agreement, mortgage, guarantee or other arrangement by which the Applicant is bound or to which any of the property or assets of the Applicant is subject.

(3) The Applicant has all necessary power and authority to execute, deliver and perform its obligations under the Related Documents, and upon the execution and delivery of the Related Documents, the Related Documents will constitute legal, valid and binding obligations of the Applicant, enforceable against the Applicant in accordance with their respective terms, subject, as to enforceability, to bankruptcy, corporate reorganization, composition, moratorium or other similar laws generally affecting the creditors' rights.

(4) The information contained in any agreement, notice, certificate, statement or any other related documents provided by or on behalf of the Applicant to the Holders conforms in all material respects to, and does not conflict with, the description concerning the Applicant contained in the prospectus and prospectus supplement which were submitted by the Bank to the SEC and other foreign securities regulatory authority.

Article 17. Covenants

(1) The parties hereto shall undertake to comply with, and perform its obligations under, the Guarantee Agreement and the Related Documents.

(2) If the parties hereto fail to, or threaten to fail to, perform any of its obligations under this Guarantee Agreement and any Related Documents, it shall promptly give written notice thereof to the Bank.

(3) Any party hereby agrees not to make any amendments, variation or waiver of the terms of the Guaranteed Securities and any and all agreements relating thereto without the prior consent of the other party.

Article 18. Governing Law and Jurisdiction

(1) This Guarantee Agreement and the General Terms and Conditions shall be governed by, and construed in accordance with, the laws of the Republic of Korea.

(2) Any dispute arising out of or in connection with this Guarantee Agreement shall be brought before the Seoul District Court. Notwithstanding the foregoing, the parties hereto are entitled to institute any legal proceedings with any competent court in or outside Korea in connection with any dispute arising out of or in connection with this Guarantee Agreement.

(3) In the event of any dispute, breach, claim or conflict with respect to or between the Korean language version and any other language version of this Guarantee Agreement, the Korean language version shall prevail.

(4) In the event that there is any conflict between the provisions of this Guarantee Agreement and the General Terms and Conditions and those of the Payment Guarantee, the Payment Guarantee shall prevail.

                                November 13, 2002

Applicant and
Primary Obligor         Korea Electric Power Corporation   (seal affixed)


Guarantor               Korea Development Bank   (seal affixed)

                                                     --------------------------
                                                       (Verification of Seal)
                                                     --------------------------
                                                     --------------------------

                                                     --------------------------


To. The Korea Development Bank

-------------------------------------- -------------------- -------------------
I/We hereby confirm that the receipt    Obligor and                     (seal)
of the copies of each of the General    Applicant
Terms and Conditions of Credit          ------------------- --------------------
Transactions and the substantial        Joint & Several                 (seal)
provisions have been explained by the   Guarantor
Bank and understood by me/ourselves.    ------------------- --------------------
                                        Joint & Several                 (seal)
                                        Guarantor
-------------------------------------- -------------------- --------------------

   (Attachment 1)

                        Details of Guaranteed Obligations

   1. Yankee /Global Bond

 --------------------------------------------------------------------------------------------------------
     Name of Bond         93Yankee 2nd       96Yankee 3-1st       96Yankee 3-2nd        96Yankee 4th

 --------------------------------------------------------------------------------------------------------
        Issuer               KEPCO                KEPCO               KEPCO                KEPCO
 --------------------------------------------------------------------------------------------------------
       Provider              Lehman              Salomon             Salomon              Goldman
 --------------------------------------------------------------------------------------------------------
       Currency               USD                  USD                 USD                  USD
 --------------------------------------------------------------------------------------------------------
     Issue Amount         350,000,000          139,842,639          52,559,649           70,640,000
      (Balance)
 --------------------------------------------------------------------------------------------------------
     Coupon Rate         7.75%(30/360)        7.4%(30/360)        Up to Put Date         6%(30/360)
                                                                   0%,(30/360)
 --------------------------------------------------------------------------------------------------------
   Provision Period         20 years            20 years            100 years             30 years
 --------------------------------------------------------------------------------------------------------
   Repayment Method    Repayment in lump       Amortizing       Repayment in lump    Repayment in lump
                        sum at maturity                          sum at maturity      sum at maturity
 --------------------------------------------------------------------------------------------------------
    Borrowing Date       Apr. 14, 1993        Apr. 1, 1996         Apr. 1, 1996         Dec. 6, 1996
 --------------------------------------------------------------------------------------------------------
    Maturity Date         Apr. 1, 2013        Apr. 1, 2016         Apr. 1, 2096         Dec. 1, 2026
                                                                    (Put date:       (Put date: Dec.1,
                                                                   Apr.1,2016)             2006)
 --------------------------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------------------------
     Name of Bond         97Yankee 5th         97Yankee 6th        93Global 1st         00Global 2nd
 --------------------------------------------------------------------------------------------------------
        Issuer               KEPCO                KEPCO                KEPCO                KEPCO
 --------------------------------------------------------------------------------------------------------
       Provider             Goldman               Lehman              Lehman              Deutsche
 --------------------------------------------------------------------------------------------------------
       Currency               USD                  USD                  USD                  USD
 --------------------------------------------------------------------------------------------------------
     Issue Amount         300,000,000          200,000,000         1,350,000,000         300,000,000
      (Balance)
 --------------------------------------------------------------------------------------------------------
     Coupon Rate           7%(30/360)         6.75%(30/360)       6.375%(30/360)        8.25%(30/360)
 --------------------------------------------------------------------------------------------------------


 --------------------------------------------------------------------------------------------------------
   Provision Period         30 years             30 years            10 years              5 years

 --------------------------------------------------------------------------------------------------------
   Repayment Method    Repayment in lump    Repayment in lump    Repayment in lump    Repayment in lump
                        sum at maturity      sum at maturity      sum at maturity      sum at maturity
 --------------------------------------------------------------------------------------------------------
    Borrowing Date       Jan. 31, 1997         Aug. 4, 1997        Dec. 2, 1993         Mar. 31, 2000
 --------------------------------------------------------------------------------------------------------
    Maturity Date         Feb. 1, 2027         Aug. 1, 2027        Dec. 1, 2003        March 15, 2005
                           (Put date:              (Put
                          Feb.1,2007)        date:Aug.1,2004)
 --------------------------------------------------------------------------------------------------------


   2. Euro Bond

 --------------------------------------------------------------------------------------------------------
     Name of Bond         97Euro 3-1st         97Euro 3-2nd         97Euro 4th           97Euro 5th

 --------------------------------------------------------------------------------------------------------
        Issuer               KEPCO                KEPCO                KEPCO                KEPCO
 --------------------------------------------------------------------------------------------------------
       Provider               UBS                  UBS               JP Morgan            JP Morgan
 --------------------------------------------------------------------------------------------------------
       Currency               JPY                  USD                  JPY                  JPY
 --------------------------------------------------------------------------------------------------------
     Issue Amount        2,560,000,000          21,000,000         5,000,000,000        5,000,000,000
      (Balance)
 --------------------------------------------------------------------------------------------------------
     Coupon Rate         2.75%(30/360)          6ML+0.31%         Y2.92%(30/360)        Y2.5%(30/360)
                                                 (A/360)
 --------------------------------------------------------------------------------------------------------
   Provision Period         7 years              7 years              7 years              7 years
 --------------------------------------------------------------------------------------------------------
   Repayment Method    Repayment in lump    Repayment in lump    Repayment in lump    Repayment in lump
                        sum at maturity      sum at maturity      sum at maturity      sum at maturity
 --------------------------------------------------------------------------------------------------------
    Borrowing Date       June 27, 1997        June 27, 1997        July 1, 1997         Aug. 28, 1997
 --------------------------------------------------------------------------------------------------------
    Maturity Date        June 27, 2004        June 27, 2004        July 1, 2004         July 1, 2004
 --------------------------------------------------------------------------------------------------------


 --------------------------------------------------------------------------------------------------------
     Name of Bond         97Euro 6-1st         97Euro 6-2nd        97Euro 7-3rd          99Euro 9th

 --------------------------------------------------------------------------------------------------------
        Issuer               KEPCO                KEPCO                KEPCO               KEPCO
 --------------------------------------------------------------------------------------------------------
       Provider             Merrill              Merrill                UBS               CSFB  1
 --------------------------------------------------------------------------------------------------------
       Currency               USD                  USD                  GBP                 EUR
 --------------------------------------------------------------------------------------------------------
     Issue Amount          55,000,000           95,000,000          24,467,000           25,183,000
      (Balance)
 --------------------------------------------------------------------------------------------------------
     Coupon Rate         7.11%(30/360)        7.05%(30/360)        8.5%(30/360)         5.75%(A/365)
 --------------------------------------------------------------------------------------------------------
   Provision Period         7 years              10 years            10 years             5 years
 --------------------------------------------------------------------------------------------------------
   Repayment Method    Repayment in lump    Repayment in lump    Repayment in lump   Repayment in lump
                        sum at maturity      sum at maturity      sum at maturity     sum at maturity
 --------------------------------------------------------------------------------------------------------
    Borrowing Date       Sep. 26, 1997        Sep. 26, 1997        Apr. 28, 1997       July 26, 1999
 --------------------------------------------------------------------------------------------------------
    Maturity Date        Sep. 26, 2004        Sep. 26, 2007        Apr. 28, 2007       July 26, 2004
 --------------------------------------------------------------------------------------------------------

 --------------------------------------------------------------------------------------------------------
     Name of Bond              00Euro 10th                 97FRN 3-1st               97FRN 3-2nd
 --------------------------------------------------------------------------------------------------------
        Issuer                    KEPCO                       KEPCO                     KEPCO
 --------------------------------------------------------------------------------------------------------
       Provider                  UBS  2                      AIG FP                     AIG FP
 --------------------------------------------------------------------------------------------------------
       Currency                    JPY                         USD                       USD
 --------------------------------------------------------------------------------------------------------
     Issue Amount            30,000,000,000                96,500,000                 50,000,000
      (Balance)
 --------------------------------------------------------------------------------------------------------
     Coupon Rate              2.1%(30/360)               6ML+1.65(A/360)            6ML+0.6(A/360)
 --------------------------------------------------------------------------------------------------------


 --------------------------------------------------------------------------------------------------------
   Provision Period              5 years                     6 years                   7 years

 --------------------------------------------------------------------------------------------------------
   Repayment Method     Repayment in lump sum at    Repayment in lump sum at   Repayment in lump sum at
                                maturity                    maturity                   maturity
 --------------------------------------------------------------------------------------------------------
    Borrowing Date            July 27, 2000               Nov. 5, 1999              Oct. 28, 1997
 --------------------------------------------------------------------------------------------------------
    Maturity Date             July 27, 2005               Nov. 5, 2005              Oct. 28, 2004
 --------------------------------------------------------------------------------------------------------




   3. Samurai Bond

 --------------------------------------------------------------------------------------------------------
    Name of Bond        95Samurai 4th        95Samurai 5th       96Dual Currency   96Dual Currency 1-2nd
                                                                      1-1st
 --------------------------------------------------------------------------------------------------------
       Issuer               KEPCO                KEPCO                KEPCO                KEPCO
 --------------------------------------------------------------------------------------------------------
      Provider              Daiwa                Nomura              Nomura               Nomura
 --------------------------------------------------------------------------------------------------------
      Currency               JPY                  JPY                  JPY                  JPY
 --------------------------------------------------------------------------------------------------------
    Issue Amount        27,000,000,000       14,500,000,000      10,000,000,000       21,000,000,000
      (Balance)
 --------------------------------------------------------------------------------------------------------
     Coupon Rate        4.15%(30/360)         3.4%(30/360)        3.8%(30/360)         4.0%(30/360)
 --------------------------------------------------------------------------------------------------------
  Provision Period         10 years             10 years            10 years             10 years
 --------------------------------------------------------------------------------------------------------
  Repayment Method    Repayment in lump    Repayment in lump    Repayment in lump    Repayment in lump
                       sum at maturity      sum at maturity      sum at maturity      sum at maturity
 --------------------------------------------------------------------------------------------------------
   Borrowing Date        Apr. 1, 1995         Sep. 7, 1995        Jan. 10, 1996        Jan. 30, 1996
 --------------------------------------------------------------------------------------------------------
    Maturity Date       Apr. 11, 2005         Sep. 7, 2005        Jan. 10, 2006        Jan. 30, 2006
 --------------------------------------------------------------------------------------------------------

Guarantee Amount may be changed according to the privatization plan of the government, consent of creditors and terms of approval/license by the court etc.

   (Attachment 2)

     Repayment Schedule of Principal and Interest of Guaranteed Obligations

1. General Details


                           Based on outstanding balance as at the end of Dec. , 2002
-----------------------------------------------------------------------------------------------------------------------------------
No       Name of Bond     Repayment Date     Currency    Balance of Principal         Interest             Residual Interest
                                                                                   For 1st int. period        Up to maturity
-----------------------------------------------------------------------------------------------------------------------------------

1       Yankee 2nd         Apr. 1, 2013           USD           350,000,000            13,562,500             284,812.500.00
-----------------------------------------------------------------------------------------------------------------------------------
2       Yankee 3rd (1)     Apr. 1, 2016           USD           139,842,639           To be changed            83,660,792.88
                                                              (to be changed)
-----------------------------------------------------------------------------------------------------------------------------------
3       Yankee 3rd (2)     Apr. 1, 1996           USD           52,559,649            To be changed                  -
                                                              (to be changed)
-----------------------------------------------------------------------------------------------------------------------------------
4       Yankee 4th         Dec. 1, 2026           USD           70,640,000              2,119,200              16,953,600.00
-----------------------------------------------------------------------------------------------------------------------------------
5       Yankee 5th         Feb. 1, 2027           USD           300,000,000            10,500,000              94,500,000.00
-----------------------------------------------------------------------------------------------------------------------------------
6       Yankee 6th         Aug. 1, 2027           USD           200,000,000             6,750,000              27,000,000.00
-----------------------------------------------------------------------------------------------------------------------------------
7       Global 1st         Dec. 1, 2003           USD          1,350,000,000           43,031,250              86,062,500.00
-----------------------------------------------------------------------------------------------------------------------------------
8       Global 2nd         Mar. 15, 2005          USD           300,000,000            12,375,000             61,875,000,.00
-----------------------------------------------------------------------------------------------------------------------------------
9       Euro 3rd (1)       June 27, 2004          JPY          2,560,000,000           35,200,000               105,600,000
-----------------------------------------------------------------------------------------------------------------------------------
10      Euro 3rd (2)       June 27, 2004          USD           21,000,000               233,494                710,858.75
-----------------------------------------------------------------------------------------------------------------------------------
11      Euro 4th           July 1, 2004           JPY          5,000,000,000           146,000,000              292,000,000
-----------------------------------------------------------------------------------------------------------------------------------
12      Euro 5th           July 1, 2004           JPY          5,000,000,000           125,000,000              250,000,000
-----------------------------------------------------------------------------------------------------------------------------------
13      Euro 6th (1)       Sep. 26, 2004          USD           55,000,000              1,955,250              7,821,000.00
-----------------------------------------------------------------------------------------------------------------------------------
14      Euro 6th (2)       Sep. 26, 2007          USD           95,000,000              3,348,750              33,487,500.00
-----------------------------------------------------------------------------------------------------------------------------------
15      Euro 7th (3)       Apr. 28, 2007          GBP           24,467,000              2,079,695              10,398,475.00
-----------------------------------------------------------------------------------------------------------------------------------
16      Euro 9th           July 26, 2004          EUR           25,183,000              1,448,023              2,900,012.18
-----------------------------------------------------------------------------------------------------------------------------------
17      Euro 10th          July 27, 2005          JPY         30,000,000,000           315,000,000             1,890,000,000
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
18      FRN 3rd (1)        Nov. 5, 2005           USD           96,500,000              1,794,900              10,928,946.67
-----------------------------------------------------------------------------------------------------------------------------------
19      FRN 3rd (2)        Oct. 28, 2004          USD           50,000,000               680,938               2,765,362.85
-----------------------------------------------------------------------------------------------------------------------------------
20      Samurai 4th        Apr. 11, 2005          JPY         27,000,000,000           560,250,000             2,801,250,000
-----------------------------------------------------------------------------------------------------------------------------------
21      Samurai5th         Sep. 7, 2005           JPY         14,500,000,000           246,500,000             1,479,000,000
-----------------------------------------------------------------------------------------------------------------------------------
22      Dual Currency1-1st Jan. 10, 2006          JPY         10,000,000,000          AUD 5,053,000          AUD19,159,800.00
-----------------------------------------------------------------------------------------------------------------------------------
23      Dual  Currency  1- Jan. 30, 2006          JPY         21,000,000,000         AUD 10,803,660          AUD 41,556,900.00
        2nd
-----------------------------------------------------------------------------------------------------------------------------------

2.  Detailed Repayment Schedule

   (1) Name of Bond : Yankee 2nd

                                                                                                  (Unit : US$)
  --------------------------------------------------------------------------------------------------------------
     No     Currency      Due Date         Principal          Interest          Outstanding        Remarks
  --------------------------------------------------------------------------------------------------------------
      1        USD        03.04.01               -          13,562,500.00        350,000,000
  --------------------------------------------------------------------------------------------------------------
      2        USD        03.10.01               -          13,562,500.00        350,000,000
  --------------------------------------------------------------------------------------------------------------
      3        USD        04.04.01               -          13,562,500.00        350,000,000
  --------------------------------------------------------------------------------------------------------------
      4        USD        04.10.01               -          13,562,500.00        350,000,000
  --------------------------------------------------------------------------------------------------------------
      5        USD        05.04.01               -          13,562,500.00        350,000,000
  --------------------------------------------------------------------------------------------------------------
      6        USD        05.10.01               -          13,562,500.00        350,000,000
  --------------------------------------------------------------------------------------------------------------
      7        USD        06.04.01               -          13,562,500.00       350,000,000
  --------------------------------------------------------------------------------------------------------------
      8        USD        06.10.01               -          13,562,500.00       350,000,000
  --------------------------------------------------------------------------------------------------------------
      9        USD        07.04.01               -          13,562,500.00       350,000,000
  --------------------------------------------------------------------------------------------------------------
     10        USD        07.10.01               -          13,562,500.00       350,000,000
  --------------------------------------------------------------------------------------------------------------
     11        USD        08.04.01               -          13,562,500.00       350,000,000
  --------------------------------------------------------------------------------------------------------------
     12        USD        08.10.01               -          13,562,500.00       350,000,000
  --------------------------------------------------------------------------------------------------------------
     13        USD        09.04.01               -          13,562,500.00       350,000,000
  --------------------------------------------------------------------------------------------------------------
     14        USD        09.10.01               -          13,562,500.00       350,000,000
  --------------------------------------------------------------------------------------------------------------
     15        USD        10.04.01               -          13,562,500.00       350,000,000
  --------------------------------------------------------------------------------------------------------------
     16        USD        10.10.01               -          13,562,500.00       350,000,000
  --------------------------------------------------------------------------------------------------------------


    --------------------------------------------------------------------------------------------------------------
     17        USD        11.04.01               -          13,562,500.00       350,000,000
  --------------------------------------------------------------------------------------------------------------
     18        USD        11.10.01               -          13,562,500.00       350,000,000
  --------------------------------------------------------------------------------------------------------------
     19        USD        12.04.01               -          13,562,500.00       350,000,000
  --------------------------------------------------------------------------------------------------------------
     20        USD        12.10.01               -          13,562,500.00       350,000,000
  --------------------------------------------------------------------------------------------------------------
     21        USD        13.04.01        350,000,000       13,562,500.00              -
  --------------------------------------------------------------------------------------------------------------

   (2) Name of Bond : Yankee 3-1st


                                                                                          (Unit : US$)
----------------------------------------------------------------------------------------------------------------
    No       Currency      Due Date         Principal          Interest        Outstanding         Remarks
----------------------------------------------------------------------------------------------------------------
     1          USD        02.10.01             -                 -          139,842,639.16      amortizing
----------------------------------------------------------------------------------------------------------------
     2          USD        03.04.01        3,102,738.20      5,173,515.96    136,739,900.96
----------------------------------------------------------------------------------------------------------------
     3          USD        03.10.01        3,219,305.16      5,058,663.22    133,520,595.80
----------------------------------------------------------------------------------------------------------------
     4          USD        04.04.01        3,337,586.34      4,940,382.04    130,183,009.46
----------------------------------------------------------------------------------------------------------------
     5          USD        04.10.01        3,461,010.18      4,816,958.20    126,721,999.28
----------------------------------------------------------------------------------------------------------------
     6          USD        05.04.01        3,589,576.68      4,688,391.70    123,132,422.60
----------------------------------------------------------------------------------------------------------------
     7          USD        05.10.01        3,723,285.84      4,556,396.76    119,409,136.76
----------------------------------------------------------------------------------------------------------------
     8          USD        06.04.01        3,858,709.22      4,417,544.94    115,550,427.54
----------------------------------------------------------------------------------------------------------------
     9          USD        06.10.01        4,002,703.70      4,275,264.68    111,547,723.84
----------------------------------------------------------------------------------------------------------------
    10          USD        07.04.01        4,151,840.84      4,127,841.76    107,395,883.00
----------------------------------------------------------------------------------------------------------------
    11          USD        07.10.01        4,304,406.42      3,973,561.96    103,091,476.58
----------------------------------------------------------------------------------------------------------------
    12          USD        08.04.01        4,463,828.88      3,814,139.50     98,627,647.70
----------------------------------------------------------------------------------------------------------------
    13          USD        08.10.01        4,628,394.00      3,649,574.38     93,999,253.70
----------------------------------------------------------------------------------------------------------------
    14          USD        09.04.01        4,799,816.00      3,478,152.38     89,199,437.70
----------------------------------------------------------------------------------------------------------------
    15          USD        09.10.01        4,978,094.88      3,299,873.50     84,221,342.82
----------------------------------------------------------------------------------------------------------------
    16          USD        10.04.01        5,161,516.42      3,116,451.96     79,059,826.40
----------------------------------------------------------------------------------------------------------------
    17          USD        10.10.01        5,351,794.84      2,924,459.32     73,708,031.56
----------------------------------------------------------------------------------------------------------------
    18          USD        11.04.01        5,552,358.58      2,727,324.02     68,155,672.98
----------------------------------------------------------------------------------------------------------------
    19          USD        11.10.01        5,756,350.76      2,521,617.62     62,399,322.22
----------------------------------------------------------------------------------------------------------------
    20          USD        12.04.01        5,968,914.04      2,309,054.34     56,430,408.18
----------------------------------------------------------------------------------------------------------------
    21          USD        12.10.01        6,190,048.42      2,087,919.96     50,240,359.76
----------------------------------------------------------------------------------------------------------------
    22          USD        13.04.01        6,418,039.68      1,858,214.48     43,822,320.08
----------------------------------------------------------------------------------------------------------------
    23          USD        13.10.01        6,658,030.48      1,621,652.12     37,164,289.60
----------------------------------------------------------------------------------------------------------------
    24          USD        14.04.01        6,901,449.72      1,374,804.44     30,262,839.88
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
    25          USD        14.10.01        7,158,582.72      1,119,385.66     23,104,257.16
----------------------------------------------------------------------------------------------------------------
    26          USD        15.04.01        7,424,286.82        855,395.78     15,679,970.34
----------------------------------------------------------------------------------------------------------------
    27          USD        15.10.01        7,696,847.80        579,406.36     7,983,122.54
----------------------------------------------------------------------------------------------------------------
    28          USD        16.04.01        7,983,122.54        294,845.84             0.00            -
----------------------------------------------------------------------------------------------------------------


   (3) Name of Bond : Yankee 3-2nd


                                                                                                         (Unit : US$)

-----------------------------------------------------------------------------------------------------------------------
     No       Currency      Due Date         Principal         Interest          Outstanding            Remarks
-----------------------------------------------------------------------------------------------------------------------
     1          USD         02.10.01             -                 -            52,559,649.28        Accreted value
-----------------------------------------------------------------------------------------------------------------------
     2          USD         03.04.01             -                 -            54,996,244.48
-----------------------------------------------------------------------------------------------------------------------
     3          USD         03.10.01             -                 -            57,545,297.92
-----------------------------------------------------------------------------------------------------------------------
     4          USD         04.04.01             -                 -            60,213,057.28
-----------------------------------------------------------------------------------------------------------------------
     5          USD         04.10.01             -                 -            63,003,687.68
-----------------------------------------------------------------------------------------------------------------------
     6          USD         05.04.01             -                 -            65,923,436.80
-----------------------------------------------------------------------------------------------------------------------
     7          USD         05.10.01             -                 -            68,978,552.32
-----------------------------------------------------------------------------------------------------------------------
     8          USD         06.04.01             -                 -            72,175,281.92
-----------------------------------------------------------------------------------------------------------------------
     9          USD         06.10.01             -                 -            75,521,955.84
-----------------------------------------------------------------------------------------------------------------------
     10         USD         07.04.01             -                 -            79,020,656.64
-----------------------------------------------------------------------------------------------------------------------
     11         USD         07.10.01             -                 -            82,683,879.68
-----------------------------------------------------------------------------------------------------------------------
     12         USD         08.04.01             -                 -            86,515,790.08
-----------------------------------------------------------------------------------------------------------------------
     13         USD         08.10.01             -                 -            90,526,800.64
-----------------------------------------------------------------------------------------------------------------------
     14         USD         09.04.01             -                 -            94,723,159.04
-----------------------------------------------------------------------------------------------------------------------
     15         USD         09.10.01             -                 -            99,113,195.52
-----------------------------------------------------------------------------------------------------------------------
     16         USD         10.04.01             -                 -           103,707,322.88
-----------------------------------------------------------------------------------------------------------------------
     17         USD         10.10.01             -                 -           108,513,871.36
-----------------------------------------------------------------------------------------------------------------------
     18         USD         11.04.01             -                 -           113,543,253.76
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
     19         USD         11.10.01             -                 -           118,805,882.88
-----------------------------------------------------------------------------------------------------------------------
     20         USD         12.04.01             -                 -           124,312,171.52
-----------------------------------------------------------------------------------------------------------------------
     21         USD         12.10.01             -                 -           130,074,615.04
-----------------------------------------------------------------------------------------------------------------------
     22         USD         13.04.01             -                 -           136,103,626.24
-----------------------------------------------------------------------------------------------------------------------
     23         USD         13.10.01             -                 -           142,411,700.48
-----------------------------------------------------------------------------------------------------------------------
     24         USD         14.04.01             -                 -           149,013,415.68
-----------------------------------------------------------------------------------------------------------------------
     25         USD         14.10.01             -                 -           155,919,184.64
-----------------------------------------------------------------------------------------------------------------------
     26         USD         15.04.01             -                 -           163,147,750.40
-----------------------------------------------------------------------------------------------------------------------
     27         USD         15.10.01             -                 -           170,709,525.76
-----------------------------------------------------------------------------------------------------------------------
     28         USD         16.04.01      178,621,171.20           -                  -                Put Date
-----------------------------------------------------------------------------------------------------------------------

   (4) Name of Bond : Yankee 4th


                                                                                                       (Unit : US$)
----------------------------------------------------------------------------------------------------------------------
     No        Currency     Due Date        Principal           Interest          Outstanding           Remarks
----------------------------------------------------------------------------------------------------------------------
      1          USD        03.06.01            -             2,119,200.00         70,640,000
----------------------------------------------------------------------------------------------------------------------
      2          USD        03.12.01            -             2,119,200.00         70,640,000
----------------------------------------------------------------------------------------------------------------------
      3          USD        04.06.01            -             2,119,200.00         70,640,000
----------------------------------------------------------------------------------------------------------------------
      4          USD        04.12.01            -             2,119,200.00         70,640,000
----------------------------------------------------------------------------------------------------------------------
      5          USD        05.06.01            -             2,119,200.00         70,640,000
----------------------------------------------------------------------------------------------------------------------
      6          USD        05.12.01            -             2,119,200.00         70,640,000
----------------------------------------------------------------------------------------------------------------------
      7          USD        06.06.01            -             2,119,200.00         70,640,000
----------------------------------------------------------------------------------------------------------------------
      8          USD        06.12.01        70,640,000        2,119,200.00             -                Put Date
----------------------------------------------------------------------------------------------------------------------

   (5) Name of Bond : Yankee 5th


                                                                                                        (Unit : US$)
----------------------------------------------------------------------------------------------------------------------
     No       Currency     Due Date         Principal           Interest          Outstanding           Remarks
----------------------------------------------------------------------------------------------------------------------
      1          USD       03.02.01             -            10,500,000.00        300,000,000
----------------------------------------------------------------------------------------------------------------------
      2          USD       03.08.01             -            10,500,000.00        300,000,000
----------------------------------------------------------------------------------------------------------------------
      3          USD       04.02.01             -            10,500,000.00        300,000,000
----------------------------------------------------------------------------------------------------------------------
      4          USD       04.08.01             -            10,500,000.00        300,000,000
----------------------------------------------------------------------------------------------------------------------
      5          USD       05.02.01             -            10,500,000.00        300,000,000
----------------------------------------------------------------------------------------------------------------------
      6          USD       05.08.01             -            10,500,000.00        300,000,000
----------------------------------------------------------------------------------------------------------------------
      7          USD       06.02.01             -            10,500,000.00        300,000,000
----------------------------------------------------------------------------------------------------------------------
      8          USD       06.08.01             -            10,500,000.00        300,000,000
----------------------------------------------------------------------------------------------------------------------
      9          USD       07.02.01        300,000,000       10,500,000.00             -                Put Date
----------------------------------------------------------------------------------------------------------------------



   (6) Name of bond : Yankee 6th

                                                                                                        (Unit : US$)
----------------------------------------------------------------------------------------------------------------------
     No       Currency     Due Date         Principal           Interest          Outstanding           Remarks
----------------------------------------------------------------------------------------------------------------------
     1          USD        03.02.01             -             6,750,000.00        200,000,000
----------------------------------------------------------------------------------------------------------------------
     2          USD        03.08.01             -             6,750,000.00        200,000,000
----------------------------------------------------------------------------------------------------------------------
     3          USD        04.02.01             -             6,750,000.00        200,000,000
----------------------------------------------------------------------------------------------------------------------
     4          USD        04.08.01        200,000,000        6,750,000.00             -                Put Date
----------------------------------------------------------------------------------------------------------------------


   (7) Name of Bond : Global  1st

                                                                                                        (Unit : US$)
----------------------------------------------------------------------------------------------------------------------
    No       Currency      Due Date         Principal           Interest          Outstanding           Remarks
----------------------------------------------------------------------------------------------------------------------
     1          USD        03.06.01             -            43,031,250.00       1,350,000,000
----------------------------------------------------------------------------------------------------------------------
     2          USD        03.12.01       1,350,000,000      43,031,250.00             -
----------------------------------------------------------------------------------------------------------------------

   (8) Name of Bond : Global  2nd

                                                                                                        (Unit : US$)
----------------------------------------------------------------------------------------------------------------------
     No       Currency     Due Date         Principal           Interest          Outstanding           Remarks
----------------------------------------------------------------------------------------------------------------------
     1          USD        03.03.15             -            12,375,000.00        300,000,000
----------------------------------------------------------------------------------------------------------------------
     2          USD        03.09.15             -            12,375,000.00        300,000,000
----------------------------------------------------------------------------------------------------------------------
     3          USD        04.03.15             -            12,375,000.00        300,000,000
----------------------------------------------------------------------------------------------------------------------
     4          USD        04.09.15             -            12,375,000.00        300,000,000
----------------------------------------------------------------------------------------------------------------------
     5          USD        05.03.15        300,000,000       12,375,000.00             -
----------------------------------------------------------------------------------------------------------------------



   (9) Name of Bond : Euro  3-1st

                                                                                                        (Unit : JPY)
----------------------------------------------------------------------------------------------------------------------
    No       Currency      Due Date         Principal           Interest          Outstanding           Remarks
----------------------------------------------------------------------------------------------------------------------
     1          JPY        03.06.27             -              35,200,000        2,560,000,000
----------------------------------------------------------------------------------------------------------------------
     2          JPY        03.12.27             -              35,200,000        2,560,000,000
----------------------------------------------------------------------------------------------------------------------
     3          JPY        04.06.27       2,560,000,000        35,200,000              -
----------------------------------------------------------------------------------------------------------------------

   (10) Name of Bond : Euro 3-2nd

                                                                                                        (Unit : US$)
----------------------------------------------------------------------------------------------------------------------
    No       Currency      Due Date         Principal           Interest          Outstanding           Remarks
----------------------------------------------------------------------------------------------------------------------
     1          USD        03.06.27             -              236,088.13          21,000,000      Variable Interest
----------------------------------------------------------------------------------------------------------------------
     2          USD        03.12.27             -              237,385.31          21,000,000
----------------------------------------------------------------------------------------------------------------------
     3          USD        04.06.27         21,000,000         237,385.31              -
----------------------------------------------------------------------------------------------------------------------


   (11) Name of Bond : Euro  4nd

                                                                                                        (Unit : JPY)
----------------------------------------------------------------------------------------------------------------------
    No       Currency      Due Date         Principal           Interest          Outstanding           Remarks
----------------------------------------------------------------------------------------------------------------------
     1          JPY        03.07.01                           146,000,000        5,000,000,000
----------------------------------------------------------------------------------------------------------------------
     2          JPY        04.07.01       5,000,000,000       146,000,000              -
----------------------------------------------------------------------------------------------------------------------

   (12) Name of Bond : Euro 5th


                                                                                                        (Unit : JPY)
----------------------------------------------------------------------------------------------------------------------
    No       Currency      Due Date         Principal           Interest          Outstanding           Remarks
----------------------------------------------------------------------------------------------------------------------
     1          JPY        03.07.01             -             125,000,000        5,000,000,000
----------------------------------------------------------------------------------------------------------------------
     2          JPY        04.07.01       5,000,000,000       125,000,000              -
----------------------------------------------------------------------------------------------------------------------


   (13) Name of Bond : Euro 6-1st

                                                                                                        (Unit : US$)
----------------------------------------------------------------------------------------------------------------------
    No       Currency      Due Date         Principal           Interest          Outstanding           Remarks
----------------------------------------------------------------------------------------------------------------------
     1          USD        03.03.26             -             1,955,250.00         55,000,000
----------------------------------------------------------------------------------------------------------------------
     2          USD        03.09.26             -             1,955,250.00         55,000,000
----------------------------------------------------------------------------------------------------------------------
     3          USD        04.03.26             -             1,955,250.00         55,000,000
----------------------------------------------------------------------------------------------------------------------
     4          USD        04.09.26         55,000,000        1,955,250.00             -
----------------------------------------------------------------------------------------------------------------------


   (14) Name of Bond : Euro  6-2nd

                                                                                                        (Unit : US$)
----------------------------------------------------------------------------------------------------------------------
     No       Currency     Due Date         Principal           Interest          Outstanding           Remarks
----------------------------------------------------------------------------------------------------------------------
     1          USD        03.03.26             -             3,348,750.00         95,000,000
----------------------------------------------------------------------------------------------------------------------
     2          USD        03.09.26             -             3,348,750.00         95,000,000
----------------------------------------------------------------------------------------------------------------------
     3          USD        04.03.26             -             3,348,750.00         95,000,000
----------------------------------------------------------------------------------------------------------------------
     4          USD        04.09.26             -             3,348,750.00         95,000,000
----------------------------------------------------------------------------------------------------------------------
     5          USD        05.03.26             -             3,348,750.00         95,000,000
----------------------------------------------------------------------------------------------------------------------
     6          USD        05.09.26             -             3,348,750.00         95,000,000
----------------------------------------------------------------------------------------------------------------------
     7          USD        06.03.26             -             3,348,750.00         95,000,000
----------------------------------------------------------------------------------------------------------------------
     8          USD        06.09.26             -             3,348,750.00         95,000,000
----------------------------------------------------------------------------------------------------------------------
     9          USD        07.03.26             -             3,348,750.00         95,000,000
----------------------------------------------------------------------------------------------------------------------
     10         USD        07.09.26         95,000,000        3,348,750.00             -
----------------------------------------------------------------------------------------------------------------------

   (15) Name of Bond : Euro  7-3rd

                                                                                                        (Unit : GBP)
----------------------------------------------------------------------------------------------------------------------
    No       Currency      Due Date         Principal           Interest          Outstanding           Remarks
----------------------------------------------------------------------------------------------------------------------
     1          GBP        03.04.28             -             2,079,695.00         24,467,000
----------------------------------------------------------------------------------------------------------------------
     2          GBP        04.04.28             -             2,079,695.00         24,467,000
----------------------------------------------------------------------------------------------------------------------
     3          GBP        05.04.28             -             2,079,695.00         24,467,000
----------------------------------------------------------------------------------------------------------------------
     4          GBP        06.04.28             -             2,079,695.00         24,467,000
----------------------------------------------------------------------------------------------------------------------
     5          GBP        07.04.28         24,467,000        2,079,695.00             -
----------------------------------------------------------------------------------------------------------------------

   (16) Name of Bond : Euro  9th

                                                                                                        (Unit : EUR)
----------------------------------------------------------------------------------------------------------------------
    No       Currency      Due Date         Principal           Interest          Outstanding           Remarks
----------------------------------------------------------------------------------------------------------------------
     1          EUR        03.07.26             -             1,448,022.50         25,183,000      Variable Interest
----------------------------------------------------------------------------------------------------------------------
     2          EUR        04.07.26         25,183,000        1,451,989.68             -
----------------------------------------------------------------------------------------------------------------------


   (17) Name of Bond : Euro 10th

                                                                                                        (Unit : JPY)
----------------------------------------------------------------------------------------------------------------------
     No       Currency      Due Date        Principal           Interest          Outstanding           Remarks
----------------------------------------------------------------------------------------------------------------------
     1           JPY        03.01.27            -             315,000,000        30,000,000,000
----------------------------------------------------------------------------------------------------------------------
     2           JPY        03.07.27            -             315,000,000        30,000,000,000
----------------------------------------------------------------------------------------------------------------------
     3           JPY        04.01.27            -             315,000,000        30,000,000,000
----------------------------------------------------------------------------------------------------------------------
     4           JPY        04.07.27            -             315,000,000        30,000,000,000
----------------------------------------------------------------------------------------------------------------------
     5           JPY        05.01.27            -             315,000,000        30,000,000,000
----------------------------------------------------------------------------------------------------------------------
     6           JPY        05.07.27      30,000,000,000      315,000,000              -
----------------------------------------------------------------------------------------------------------------------


   (18) Name of Bond : FRN3-1st

                                                                                                        (Unit : US$)
----------------------------------------------------------------------------------------------------------------------
    No       Currency      Due Date         Principal           Interest          Outstanding           Remarks
----------------------------------------------------------------------------------------------------------------------
     1          USD        03.05.05             -             1,804,871.67         96,500,000      Variable Interest
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
    2          USD        03.11.05             -             1,834,786.67         96,500,000
----------------------------------------------------------------------------------------------------------------------
     3          USD        04.05.05             -             1,814,843.33         96,500,000
----------------------------------------------------------------------------------------------------------------------
     4          USD        04.11.05             -             1,834,786.67         96,500,000
----------------------------------------------------------------------------------------------------------------------
     5          USD        05.05.05             -             1,804,871.67         96,500,000
----------------------------------------------------------------------------------------------------------------------
     6          USD        05.11.05         96,500,000        1,834,786.67             -
----------------------------------------------------------------------------------------------------------------------



   (19) Name of Bond : FRN3-2nd

                                                                                                       (Unit : US$)
----------------------------------------------------------------------------------------------------------------------
    No       Currency       Due Date        Principal           Interest          Outstanding           Remarks
----------------------------------------------------------------------------------------------------------------------
    1           USD         03.04.28            -              688,503.47          50,000,000      Variable Interest
----------------------------------------------------------------------------------------------------------------------
    2           USD         03.10.28            -              692,286.46          50,000,000
----------------------------------------------------------------------------------------------------------------------
    3           USD         04.04.28            -              692,286.46          50,000,000
----------------------------------------------------------------------------------------------------------------------
    4           USD         04.10.28        50,000,000         692,286.46              -
----------------------------------------------------------------------------------------------------------------------



   (20) Name of Bond : Samurai 4th

                                                                                                        (Unit : JPY)
----------------------------------------------------------------------------------------------------------------------
    No       Currency      Due Date         Principal           Interest          Outstanding           Remarks
----------------------------------------------------------------------------------------------------------------------
     1         JPY         03.04.11             -             560,250,000        27,000,000,000
----------------------------------------------------------------------------------------------------------------------
     2         JPY         03.10.11             -             560,250,000        27,000,000,000
----------------------------------------------------------------------------------------------------------------------
     3         JPY         04.04.11             -             560,250,000        27,000,000,000
----------------------------------------------------------------------------------------------------------------------
     4         JPY         04.10.11             -             560,250,000        27,000,000,000
----------------------------------------------------------------------------------------------------------------------
     5         JPY         05.04.11       27,000,000,000      560,250,000              -
----------------------------------------------------------------------------------------------------------------------



   (21) Name of Bond : Samurai  5th

                                                                                                        (Unit : JPY)
----------------------------------------------------------------------------------------------------------------------
    No       Currency      Due Date         Principal           Interest          Outstanding           Remarks
----------------------------------------------------------------------------------------------------------------------
     1         JPY         03.03.07                           246,500,000        14,500,000,000
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
     2         JPY         03.09.07                           246,500,000        14,500,000,000
----------------------------------------------------------------------------------------------------------------------
     3         JPY         04.03.07                           246,500,000        14,500,000,000
----------------------------------------------------------------------------------------------------------------------
     4         JPY         04.09.07                           246,500,000        14,500,000,000
----------------------------------------------------------------------------------------------------------------------
     5         JPY         05.03.07                           246,500,000        14,500,000,000
----------------------------------------------------------------------------------------------------------------------
     6         JPY         05.09.07       14,500,000,000      246,500,000              -
----------------------------------------------------------------------------------------------------------------------


   (22) Name of Bond : Samurai  Dual Currency  1-1st

                                                                             (Principal :?, Accrued Interest : AU$)
----------------------------------------------------------------------------------------------------------------------
    No       Currency      Due Date         Principal           Interest          Outstanding           Remarks
----------------------------------------------------------------------------------------------------------------------
     1         JPY         03.03.27             -             5,053,000.00       10,000,000,000
----------------------------------------------------------------------------------------------------------------------
     2         JPY         04.03.27             -             5,053,000.00       10,000,000,000
----------------------------------------------------------------------------------------------------------------------
     3         JPY         05.03.27             -             5,053,000.00       10,000,000,000
----------------------------------------------------------------------------------------------------------------------
     4         JPY         06.01.10       10,000,000,000      4,000,800.00             -
----------------------------------------------------------------------------------------------------------------------


   (23) Name of Bond : Samurai Dual Currency 1-2nd

                                                                            (Principal : JPY,  Accrued Interest : AU$)
----------------------------------------------------------------------------------------------------------------------
    No      Currency      Due Date          Principal           Interest          Outstanding           Remarks
----------------------------------------------------------------------------------------------------------------------
     1         JPY        03.03.27              -            10,803,660.00       21,000,000,000
----------------------------------------------------------------------------------------------------------------------
     2         JPY        04.03.27              -            10,803,660.00       21,000,000,000
----------------------------------------------------------------------------------------------------------------------
     3         JPY        05.03.27                           10,803,660.00       21,000,000,000
----------------------------------------------------------------------------------------------------------------------
     4         JPY        06.01.30        21,000,000,000      9,145,920.00             -
----------------------------------------------------------------------------------------------------------------------

(Attachment 3)

               Statement of Expenses Relating to Payment Guarantee



1.   Expenses to be covered

     A. Any and all legal costs and the related taxes thereon incurred by the Applicant resulting from the confirmation, preparation, submission and registration (including follow-up registration with the SEC) by the Bank, required in connection with the documentation and performance of other guarantee businesses in the course of consent solicitation from overseas creditors to waive joint and several liability.

     B. In the case of traveling expenses to attend the meeting or ceremony, preparation expenses and other expenses incurred by the Bank at the request of the Applicant, the actual expenses.

2.   Relevant Documents in respect of which the Applicant shall bear Expenses

     A.  Prospectus Supplement;
     B.  Securities Guarantee;
     C.  Deed Poll Guarantee;
     D.  Letter of Guarantee;
     E.  Solicitation Indemnification Agreement; and
     F.  Guarantee Agreement (Korean and English versions), etc.

3.   Maximum Limit of Expenses

     The maximum limit of expenses set forth above shall be 260,000,000 Korean Won; provided, that if the expenses are in excess of such maximum limit, the Bank and the Applicant may enter into a separate agreement in respect of it.

4.   Procedure Payment

     The Bank shall request for the Applicant to pay expenses incurred by the Bank in the form of an official document attached to an invoice (to which the details of expenses and relevant documentary evidence are attached), and the Applicant shall pay to the Bank the requested amount within two (2) weeks after receipt of the invoice.

                   -------------------------------------------

                          FORM OF SECURITIES GUARANTEE

                           THE KOREA DEVELOPMENT BANK

                   -------------------------------------------








                                __________, 2003

                                TABLE OF CONTENTS

                                                                       Page
                                                                       ----

ARTICLE I DEFINITIONS                                                    3
        Section 1.1  Definitions                                         3
ARTICLE II GUARANTEE                                                     5
        Section 2.1  Guarantee                                           5
        Section 2.2  Subrogation                                         7
ARTICLE III RANKING                                                      7
        Section 3.1  Ranking                                             7
ARTICLE IV ADDITIONAL AMOUNTS                                            7
        Section 4.1  Additional Amounts                                  7
ARTICLE V NEGATIVE PLEDGE                                                9
        Section 5.1  Negative Pledge                                     9
ARTICLE VI MISCELLANEOUS                                                10
        Section 6.1  Successors and Assigns                             10
        Section 6.2  Amendments; Assignment                             10
        Section 6.3  Notices                                            10
        Section 6.4  Benefit                                            11
        Section 6.5  Consent to Service; Jurisdiction; Immunity Waiver  12
        Section 6.6  Governing Law                                      13
        Section 6.7  Severability                                       13
        Section 6.8  Entire Agreement                                   13

Appendix A - Concerning The Securityholders

                              SECURITIES GUARANTEE

     This SECURITIES GUARANTEE (the "Securities Guarantee")1, dated as of __________, 2003, is executed, issued and delivered by The Korea Development Bank, a statutory juridical entity established under The Korea Development Bank Act of 1954, as amended, in the Republic of Korea, and wholly owned by the government of the Republic of Korea (the "Guarantor"), for the benefit of the Securityholders and the Trustee (as defined herein) from time to time of the Securities (as defined herein).

     WHEREAS, pursuant to a Guarantee Agreement (the "Guarantee Agreement"), dated as of November 13, 2002, between the Guarantor and Korea Electric Power Corporation, a statutory juridical corporation established under the Korea Electric Power Corporation Act of 1980, as amended, in the Republic of Korea, the Guarantor has agreed to offer the Securities Guarantee.

     NOW, THEREFORE, in consideration of the mutual agreements and covenants contained in the Guarantee Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor executes, issues and delivers this Securities Guarantee for the benefit of the Securityholders.

                                   ARTICLE I
                                   DEFINITIONS

Section 1.1 Definitions

     In this Securities Guarantee, unless the context otherwise requires:

     (a) capitalized terms used in this Securities Guarantee but not defined in the preamble above shall have the respective meanings assigned to them in this
Section 1.1;

     (b) all references to "the Securities Guarantee" or "this Securities Guarantee" are to this Securities Guarantee as modified, supplemented or amended from time to time;

-----------------
1 Each Securities Guarantee will relate to only one issue of Global/Yankee bonds. Each issue will have its own Securities Guarantee.

     (c) all references in this Securities Guarantee to Articles and Sections are to Articles and Sections of this Securities Guarantee unless otherwise specified; and

     (d) a reference to the singular includes the plural and vice versa.

         "Base Indenture" shall mean the [applicable base indenture].

         "Event of Default" shall have the meaning set forth in Section [insert applicable section] of the Base Indenture, as amended or supplemented.

         "Indenture" shall mean the Base Indenture, as amended and supplemented from time to time, including by the Supplemental Indenture.

         "Issuer" shall mean Korea Electric Power Corporation, a statutory juridical entity established under the Korea Electric Power Corporation Act of 1980, as amended, in the Republic, and, subject to the provisions of the Indenture, its successors and assigns.

         "KDB Put Event" shall have the meaning assigned to such term in the Supplemental Indenture.

         "Person" shall mean any individual, corporation, partnership, joint venture, association, joint stock company, trust, estate, unincorporated organization or government or any agency or political subdivision thereof.

         "Security" shall mean any of the [name of applicable Yankee Debt Security] authenticated and delivered under the Indenture.

         "Securityholder" shall mean the registered holder of any Security.

         "Supplemental Indenture" shall mean the supplemental indenture, dated as of ______, 2002, between the Issuer and the Trustee, relating to the Security.

         ["Redemption Date" shall mean [insert applicable redemption date].]

         "Trustee" shall mean Deutsche Bank Trust Company Americas and, subject to the provisions of the Indenture, any successor trustee with respect to the Securities.

                                   ARTICLE II
                                    GUARANTEE

Section 2.1 Guarantee

     (a) The Guarantor hereby fully, irrevocably and unconditionally guarantees, on an unsecured and unsubordinated basis, (i) the due and punctual payment of the principal (including without limitation any related redemption or repurchase prices or amounts) of, and interest on (including without limitation any interest on overdue principal of and interest on), and all other amounts payable by the Issuer to Securityholders under, each Security provided for pursuant to the Indenture and the terms of such Security when and as the same shall become due and payable, whether at its stated maturity date, upon acceleration, by call for redemption, upon the occurrence of a KDB Put Event, or otherwise, in accordance with the terms of such Security and of the Indenture; and (ii) punctual payment of the fees, expenses and other amounts owed by the Issuer to the Trustee pursuant to the terms of the Indenture. The Guarantor hereby expressly waives any right to require a Securityholder or the Trustee to pursue or exhaust its legal or equitable remedies against the Issuer prior to exercising its rights against the Guarantor under this Securities Guarantee. The Securities Guarantee will not be discharged with respect to any Security except by payment in full of the principal thereof, premium, if any, and interest thereon and all other amounts payable thereunder [(except as otherwise limited by Section 2.1(c) below)]. In case of the failure of the Issuer punctually to pay any such principal, interest or other amounts, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at the stated maturity, by acceleration, call for redemption, upon the occurrence of a KDB Put Event, or otherwise, and as if such payment were made by the Issuer.

     (b) The Guarantor hereby agrees that its obligations hereunder shall be as if it were principal debtor and not merely surety, and shall be absolute and unconditional, irrespective of, and unaffected by, (i) any invalidity, irregularity or unenforceability of any Security, the Indenture or the Guarantee Agreement, (ii) any failure of any Securityholder or the Trustee to assert any claim or demand or to enforce or exercise any right to remedy against the Issuer or any other Person (including but not limited to any other guarantor of the guaranteed obligations hereunder) under the Indenture, the Securities, the Guarantee Agreement or otherwise, (iii) any waiver (whether single or partial if other rights or remedies exist at that time or in the future), rescission, amendment or modification of any of the terms or provisions of the Indenture, the Securities or the Guarantee Agreement or indulgence granted to the Issuer with respect to such waiver, rescission, amendment or modification by the Securityholders or the Trustee (except to the extent limited by Section 2(e) below), (iv) any claim of waiver, release surrender, alteration or compromise or any other circumstance which may otherwise constitute a legal or equitable discharge of a surety or guarantor and shall not be subject to any defense of set-off of similar right (with respect to the Issuer or any other Person), counterclaim, recoupment or termination, or (v) any change in the ownership of the Guarantor. The Guarantor further agrees that it shall remain bound hereunder notwithstanding any extension or renewal of any obligation guaranteed hereunder, in whole or part, provided, however, that if any obligation guaranteed hereunder is extended or renewed without the prior written consent of the Guarantor, then this Securities Guarantee shall remain in full force and effect only as to the amounts and on the same terms as if no such extension or renewal had occurred. The Guarantor hereby waives diligence, notice of acceptance, presentment, demand of payment, filing of claims with a court in the event of merger, consolidation, sale, transfer, lease or conveyance of the property or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer (including, for the avoidance of doubt, any right which the Guarantor may have to require the seizure and sale of the assets of the Issuer to satisfy the outstanding principal of, interest on or any other amounts payable under each Security prior to recourse against the Guarantor or its assets), protest or notice with respect to any Security or the indebtedness evidenced thereby and all demands whatsoever. The Guarantor waives notice of any default under the Indenture or the Securities. If at any time any payment on such Security is rescinded or must be otherwise restored or returned, by order of a court or otherwise, upon the insolvency, bankruptcy or reorganization of the Issuer, the Guarantor's obligations hereunder with respect to such payment shall be reinstated as of the date that such payment is rescinded, restored or returned as though such payment had become due but had not been made as of that date. For the avoidance of doubt, the Guarantor further agrees that its guarantee herein constitutes a guarantee of payment, performance and compliance when due (and not a guarantee of collection) and waives any right to require that any resort be had by any Securityholder or the Trustee to any security held for payment of the obligations guaranteed hereunder.

     [(c) Notwithstanding any of the foregoing, with respect to the Securityholders, the Securities Guarantee shall cover only such amounts (including without limitation amounts due and payable as a result of acceleration, call for redemption and upon the occurrence of a KDB Put Event) which become due and payable on or before the Redemption Date and any interest that accrues in respect of such amounts that become overdue and unpaid (to the extent enforceable under applicable law), whether such interest accrues before, on or after the Redemption Date.]2

----------
2   Applicable to certain issues of bonds.

     (d) The Guarantor hereby agrees and acknowledges that the Trustee has the right to enforce this Securities Guarantee on behalf of the Securityholders and, in connection therewith, to pursue any available remedy to collect any and all the amounts due under this Securities Guarantee.

     (e) Notwithstanding any of the foregoing, if the terms of the Securities are amended or modified, without the prior written consent of the Guarantor, to
(i) increase the principal amount or interest rate of any Security, (ii) change the currency of payment with respect to any Security, (iii) change the stated maturity thereof, (iv) provide for new Events of Default or (v) otherwise change the terms of a Security or the Indenture, as to increase the obligations or liability of the Guarantor hereunder, this Securities Guarantee shall remain in full force and effect only as to the amounts and on the same terms as if no such amendment or modification had occurred.

Section 2.2 Subrogation

     The Guarantor shall be subrogated to all rights of the Securityholders against the Issuer in respect of any amounts paid to the Securityholders by the Guarantor pursuant to the provisions of the Securities Guarantee, provided, however, that the Guarantor shall not be entitled to enforce or to receive any payments arising out of or based upon its rights of subrogation if, at the time of any such payments, any amounts are due and unpaid by the Guarantor under the Securities Guarantee.

                                  ARTICLE III
                                     RANKING

Section 3.1 Ranking

         Subject to the provisions of Article V hereof, this Securities Guarantee will constitute a full, irrevocable, unconditional, unsecured and unsubordinated general obligation of the Guarantor and will rank pari passu with all other outstanding and future unsecured and unsubordinated obligations of the Guarantor (subject to certain statutory exceptions under the laws of the Republic of Korea).

                                   ARTICLE IV
                               ADDITIONAL AMOUNTS

Section 4.1 Additional Amounts

         All payments of principal of, or premium (if any), interest or other amounts on, the Securities by the Guarantor will be made without deduction or withholding for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of the Republic of Korea or by or within any political subdivision thereof or any authority therein having power to tax ("Korean Tax"), unless deduction or withholding of such Korean Tax is required by law. In that event, the Guarantor will pay such additional amounts as will result in the payment to Securityholders of the amounts which would otherwise have been receivable in the absence of the withholding or deduction in respect of principal, premium (if any), interest and any other payments, except that no such additional amount shall be payable in respect of any Security:

     (a) to or on behalf of a holder who is subject to such Korean Tax in respect of such Security by reason of his being or having been connected with the Republic of Korea (or any political subdivision thereof) (such as a holder being a Korean corporation or a resident of Korea) otherwise than merely by holding such Security or receiving principal, premium (if any), interest or any other payment in respect thereof; or

     (b) to or on behalf of a holder who would not be liable for or subject to such deduction or withholding by making a declaration of non-residence or other similar claim for exemption to the relevant tax authority if, after having been requested to make such a declaration or claim, such holder or beneficial owner fails to do so, or

     (c) to or on behalf of a holder who presents a Security (where presentation is required) for payment more than 30 days after the relevant date except to the extent that the holder thereof would have been entitled to such additional payment on presenting the same for payment on the last day of such 30-day period; for this purpose the "relevant date" in relation to any payments of principal of, or premium (if any), interest or other amount on, any Security means:

         (i) the due date for payment thereof; or

         (ii) if the full amount of the monies payable on such date has not been received in New York City by the Trustee on or prior to such due date, the date on which, the full amount of such monies having been so received, notice to that effect is duly given to holders of the Securities in accordance with the Indenture; or

     (d) any combination of (a), (b) or (c) above.

     The obligation to pay additional amounts with respect to taxes, duties, assessments and governmental charges shall not apply to (i) any estate, stamp duty, inheritance, gift, sales, transfer, personal property or any similar tax, assessment or other governmental charge or (ii) any tax, assessment or other governmental charge which is payable otherwise than by deduction or withholding from payments of principal of, premium (if any), interest or other amount on, the Securities.

     (e) All references in this Agreement to payment obligations under the Securities Guarantee shall be deemed to include all amounts payable by the Guarantor pursuant to this Article IV.

                                   ARTICLE V
                                 NEGATIVE PLEDGE

Section 5.1 Negative Pledge

     So long as this Securities Guarantee remains in effect, the Guarantor will not create or permit to subsist any mortgage, charge, pledge or other security interest upon the whole or any part of its assets, present or future, to secure any indebtedness, or to secure any guarantee of indebtedness, unless the Securities Guarantee shall be secured equally and ratably therewith, except that the Guarantor may create or permit to arise or subsist:

     (a) any encumbrance over promissory notes or other commercial paper discounted or otherwise provided as security to or issued by the Guarantor where such encumbrance is created in favor of The Bank of Korea in the normal operation of its discount facilities or its facilities for the funding of loans by the Guarantor to customers of the Guarantor; or

     (b) any encumbrance over any immovable property owned by the Guarantor as security for the repayment by the Guarantor to a tenant of that property of any key money paid by such tenant to the Guarantor upon taking a tenancy or lease of that property; or

     (c) any statutory lien arising in the ordinary course of the Guarantor's business and not in connection with the borrowing or raising of money; or

     (d) any encumbrance arising or preference given under Korean law, applicable generally to corporations established under Korean law, by virtue of a failure by the Guarantor to meet an obligation, provided that such encumbrance shall not be permitted to subsist for more than 30 days; or

     (e) any encumbrance over any asset purchased by the Guarantor (or documents of title thereto) or arising in connection with improvements to any asset of the Guarantor as security for the unpaid balance of the purchase price thereof or costs of improvement thereto.

                                   ARTICLE VI
                                  MISCELLANEOUS

Section 6.1 Successors and Assigns

     All guarantees and agreements contained in this Securities Guarantee shall bind the successors, assigns, receivers, trustees and representatives of the Guarantor and shall inure to the benefit of the Securityholders then outstanding.

Section 6.2 Amendments; Assignment

     (a) This Securities Guarantee can only be amended or modified with the prior written consent of the Guarantor, each Securityholder that would be affected by such amendment or modification and the Trustee acting on its own behalf, except that with respect to any changes which do not adversely affect the rights of Securityholders or the Trustee, this Securities Guarantee can be amended or modified with the prior written consent of the Guarantor, the Issuer and the Trustee.

     (b) The Guarantor shall not assign its rights or delegate its obligations under this Securities Guarantee without the prior written consent of the Issuer, the holders of all Securities and the Trustee.

     (c) The provisions set forth in Appendix A hereto shall apply to any consent to be obtained pursuant to Section 6.2(a) or Section 6.2(b) hereof.

Section 6.3 Notices

     All notices provided for in this Securities Guarantee shall be in writing in the English language or a certified translation, duly signed by the party giving such notice, and shall be delivered, telecopied (with a copy to follow promptly via registered or certified mail) or mailed by registered or certified mail, as follows:

     (a) if given to the Issuer, at the Issuer's mailing address set forth below (or such other address as the Issuer may give notice of to the Guarantor and the Securityholders):

                        Korea Electric Power Corporation
                        167, Samsung-dong, Kangnam-ku
                        Seoul 135-791, Korea

                        Attention:  The Debt Restructuring Team of The
                                    Electricity Industry Restructuring Office
                                    Fax: +82 2 556-7254

     (b) if given to the Guarantor, at the Guarantor's mailing address set forth below (or such other address as the Guarantor may give notice of to the Issuer, the Trustee and the Securityholders):

                        The Korea Development Bank
                        16-3, Yeoyido-dong, Youngdeungpo-ku
                        Seoul, Korea
                        Attention: Team Head of the Corporate Finance Team II of
                                   The Corporate Finance Department II
                                   Fax: +82 2 787-5291

     (c) if given to the Trustee, at the Trustee's mailing address set forth below (or such other address as the Trustee may give notice of to the Issuer, the Guarantor and the Securityholders):

                        Deutsche Bank Trust Company Americas
                        100 Plaza One - MS#JCY03-0603
                        Jersey City, NJ 07311, USA
                        Fax : +1 201 593-6443

     (d) if given to any Securityholder, at the address set forth on the books and records of the registrar of the Securities.

     All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid, in each case during normal business hours, except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

Section 6.4 Benefit

     This Securities Guarantee is solely for the benefit of the Securityholders and the Trustee and is not separately transferable from the Securities.

Section 6.5 Consent to Service; Jurisdiction; Immunity Waiver

     The Guarantor has appointed each of the General Manager of the New York Branch of the Guarantor, Mr. Woo-Yang Park, and the Senior Deputy General Manager of the New York Branch of the Guarantor, Mr. Man-Ho Yoon, acting through their offices at 320 Park Avenue, 32nd Floor, New York 10022, in the Borough of Manhattan, City of New York, and each of their successors in the future, as its authorized agent upon whom process may be served in any action, suit or proceeding based on the Securities Guarantee ("Proceedings") which may be instituted in any state or federal court in The City of New York by or on behalf of the holder of any Security, and the Guarantor hereby accepts the jurisdiction of any such court in respect of any such proceedings. Such appointment will be irrevocable, except that if, for any reason, Mr. Woo-Yang Park or Mr. Man-Ho Yoon, or their successors from time to time, cease to be able to act as such authorized agent or to have an address in the Borough of Manhattan, The City of New York, the Guarantor will appoint one or more other persons in the Borough of Manhattan, The City of New York, selected in its discretion, as such authorized agent. The Guarantor has obtained the acceptance of each of its General Manager of its New York Branch and the Senior Deputy General Manager of its New York Branch to his appointment as such authorized agent. The Guarantor shall take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointments in full force and effect as aforesaid. Service of process upon an authorized agent at the address indicated above, as such address may be changed within the Borough of Manhattan, The City of New York by notice given by an authorized agent to each party hereto, shall be deemed, in every respect, effective service of process upon the Guarantor. Neither the appointment of authorized agents for service of process nor the acceptance of jurisdiction described in this paragraph shall be interpreted to include actions brought under the United States federal securities laws. The Guarantor may be sued in courts, located in the Republic of Korea, having jurisdiction over the Guarantor.

     In respect of any Proceedings, the Guarantor hereby irrevocably consents to the giving of any relief and the issue of any process in connection with such Proceedings, including, without limitation, the making, enforcement or execution (against any assets whatsoever, irrespective of their uses or intended uses), of any order or judgment made or given in any such Proceedings, and, to the extent that the Guarantor may in any jurisdiction claim for itself or its assets, or have attributed to it or its assets, any right of immunity on the grounds of sovereignty from any legal action, suit or proceedings, the Guarantor hereby irrevocably agrees not to claim and waives such immunity to the full extent permitted by the laws of such jurisdiction (including, without limitation, the Republic of Korea).

Section 6.6 Governing Law

     THIS SECURITIES GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 6.7 Severability

     Any term or provision of this Securities Guarantee that is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a competent authority declares that any term or provision hereof is invalid, void or unenforceable, the Guarantor agrees that the competent authority making such determination shall have the power to reduce the scope, duration, area or applicability of the term or provision, to delete specific words or phrases, or to replace any invalid, void or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision.

Section 6.8 Entire Agreement

     This Securities Guarantee constitutes the entire agreement of the Guarantor with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, between the Guarantor and any other person with respect to the subject matter hereof, including, without limitation, the Guarantee Agreement.

     THIS SECURITIES GUARANTEE is executed as of the day and year first above written.

                                       THE KOREA DEVELOPMENT BANK,
                                          as Guarantor

                                        By:____________________________
                                           Name:
                                           Title:

                                                                     APPENDIX A

                         CONCERNING THE SECURITYHOLDERS

     Evidence of Action Taken by Securityholders. Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Securities Guarantee to be given or taken by Securityholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Guarantor. Proof of execution of any instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Securities Guarantee and conclusive in favor of the Guarantor, if made in the manner provided in this Appendix A.

     Proof of Execution of Instruments and of Holding of Securities; Record Date. The execution of any instrument by a Securityholder or its agent or proxy may be proved in accordance with such reasonable rules and regulations as may be prescribed by the Guarantor or in such manner as shall be satisfactory to the Guarantor. The holding of Securities shall be proved by the Security register or by a certificate of the registrar thereof. The Guarantor may set a record date for purposes of determining the identity of holders of Securities entitled to vote or consent to any action referred to in the first paragraph of this Appendix A, which record date may be set at any time or from time to time by notice to the Trustee and the Securityholders, for any date or dates (in the case of any adjournment or resolicitation) not more than 60 days nor less than ten days prior to the proposed date of such vote or consent, and thereafter, notwithstanding any other provisions hereof, only holders of Securities of record on such record date shall be entitled to so vote or give such consent or to withdraw such vote or consent.

     Right of Revocation of Action Taken. At any time prior to (but not after) the evidencing to the Guarantor, as provided in the first paragraph of this Appendix A, of the taking of any action by the holders of the percentage in aggregate principal amount of the Securities specified in this Securities Guarantee in connection with such action, any holder which has consented to such action may, upon written notice to the Guarantor and upon proof of holding as provided in this Appendix A and satisfactory proof of having so consented, revoke such action so far as concerns such Security. Except as aforesaid any such action taken by the holder of any Security shall be conclusive and binding upon such holder and upon all future holders and owners of such Security and of any Securities issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon any such Security. Any action taken by the holders of the percentage in aggregate principal amount of the Securities specified in Section 6.2 of this Securities Guarantee in connection with such action shall be conclusively binding upon the Guarantor and the holders of all the Securities.

                           FORM OF DEED POLL GUARANTEE

THIS GUARANTEE is made by way of DEED POLL on o 2003 by THE KOREA DEVELOPMENT BANK (the "Guarantor"), a statutory juridical entity established under The Korea Development Bank Act of 1954, as amended, in the Republic of Korea, and wholly owned by the government of the Republic of Korea, in favour of the holders of the Notes from time to time (the "Noteholders").

WHEREAS:

(A) Pursuant to a fiscal agency agreement dated [insert applicable date], as amended, supplemented or restated as at the date hereof, between Korea Electric Power Corporation, a statutory juridical corporation established under The Korea Electric Power Corporation Act of 1980, as amended, in the Republic of Korea (the "Issuer" or "KEPCO") and [name of Fiscal Agent ] (the "Fiscal Agent") and the other agent named therein (the "Fiscal Agency Agreement"), the Issuer has issued [name of applicable Eurobond security] (the "Notes"). A reference to a numbered condition in this Guarantee shall be a reference to the conditions of the Notes (the "Conditions").

(B) At a meeting of the Noteholders, the Noteholders passed an Extraordinary Resolution, inter alia, sanctioning and approving certain modifications to the terms and conditions of the Notes (the "Proposed Amendments") and a proposal to eliminate the joint and several liability with respect to the Notes arising under the Korean Commercial Code of KEPCO's generation company subsidiaries (the "Proposal"), as set out in the Notice of Meeting dated [insert applicable date]. In connection with such Proposed Amendments and the Proposal, the Guarantor has agreed, subject to the satisfaction of certain conditions precedent, for the benefit of all the Noteholders, on the terms set forth herein, to fully, unconditionally and irrevocably guarantee, on an unsecured and unsubordinated basis, KEPCO's payment obligations under the Notes.

(C) The aforementioned conditions precedent have been satisfied in respect of the Notes;

(D)      The Notes are represented by a permanent global note (the "Global
         Note");

(E) The Global Note is deposited with a common depositary for Clearstream Banking, societe anonyme and Euroclear Bank S.A./N.V. as operator of the Euroclear System (each a "Clearing System"). The Notes represented by the Global Note are credited to a securities account or securities accounts with the Clearing Systems. Any Accountholder (as defined in the Fiscal Agency Agreement) with the relevant Clearing System which has any of the Notes credited to its securities account from time to time will, subject to and in accordance with the terms and conditions and operating procedures or management regulations of the relevant Clearing System, be entitled to transfer such Notes and (subject to and upon payment being made by the Issuer to the bearer in accordance with the terms of the Global Note) will be entitled to receive payments from the relevant Clearing System calculated by reference to the Notes credited to its securities account; and

(F) Capitalised terms not defined herein shall bear the meanings ascribed to them in the Fiscal Agency Agreement.

NOW THIS GUARANTEE WITNESSES AS FOLLOWS:

1.    The Guarantor as primary obligor fully, unconditionally and irrevocably:

      (a) guarantees on an unsecured (subject to the provisions of clause 3 below) and unsubordinated basis to the Noteholders by way of continuing guarantee, the due and punctual payment of the principal of, premium, if any, and interest thereon and all other amounts payable by the Issuer on or in respect of the Notes (including any additional amounts which may become payable under Condition [insert applicable condition number] (Taxation) of the Notes) and all amounts under the Fiscal Agency Agreement as and when the same shall become due and payable in accordance with the terms of the Fiscal Agency Agreement and the Notes;

      (b) agrees that, if and each time that the Issuer shall fail to make any payments as and when the same shall become due and payable, the Guarantor will on demand (without requiring the relevant Noteholder first to take steps against the Issuer or any other person) pay to the Noteholder such amounts (as to which the certificate of the relevant Noteholder shall in the absence of manifest error be final and conclusive) in the currency in which the amounts are payable by the Issuer (as if the same were paid by the Issuer).

2. All payments of principal and interest in respect of the Notes that are paid or otherwise satisfied by the Guarantor pursuant to this Guarantee will be made without deduction or withholding for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of the Republic of Korea or any political subdivision or any authority thereof or therein having power to tax, unless the deduction or withholding of such taxes, duties, assessments or governmental charges is required by law. If the Guarantor is required by law to make any such deduction or withholding, the Guarantor will pay such additional amounts by way of principal or interest as will result in the receipt by the Noteholders or Couponholders of the amounts which would otherwise have been receivable in respect of principal and interest had no such deduction or withholding been made, except that no such additional amounts shall be payable in respect of any Note or Coupon presented for payment:

      (a) by or on behalf of a holder who is subject to such taxes, duties, assessments or governmental charges in respect of such Note or Coupon by reason of his being connected with the Republic of Korea otherwise than merely by holding such Note or Coupon or receiving principal or interest in respect thereof;

      (b) by or on behalf of a holder who would not be liable for or subject to such deduction or withholding by making a declaration of non-residence or other similar claim for exemption to the relevant tax authority if, after having been requested to make such a declaration or claim, such holder fails to do so; or

      (c) more than thirty days after the Relevant Date (as defined below) except to the extent that the holder thereof would have been entitled to such additional payment on presenting the same for payment on the last day of such thirty-day period.

      For the purposes of this clause 2:

      (x) the "Relevant Date" in relation to any Note or Coupon means the date on which such payment first becomes due, except that if the amount of the moneys payable has not been received in [insert applicable time zone] by the Fiscal Agent on or prior to such due date it means that date on which, the full amount of such moneys having been so received, notice to that effect shall have been duly given to the Noteholders or Couponholders in accordance with Condition [insert applicable condition number]of the Notes (Notices); and

      (y) references to principal or interest in respect of the Notes shall be deemed also to refer to any additional amounts which may be payable under this clause 2.

3. For so long as this Guarantee remains in effect, the Guarantor will not create or permit to subsist any mortgage, charge, pledge or other security interest upon the whole or any part of its assets, present or future, to secure any indebtedness, or to secure any guarantee of indebtedness, unless the Guarantee shall be secured equally and ratably therewith, except that the Guarantor may create or permit to arise or subsist:

      (a) any encumbrance over promissory notes or other commercial paper discounted or otherwise provided as security to or issued by the Guarantor where such encumbrance is created in favour of The Bank of Korea in the normal operation of its discount facilities or its facilities for the funding of loans by the Guarantor to customers of the Guarantor; or

      (b) any encumbrance over any immovable property owned by the Guarantor as security for the repayment by the Guarantor to a tenant of that property of any key money paid by such tenant to the Guarantor upon taking a tenancy or lease of that property; or

      (c) any statutory lien arising in the ordinary course of the Guarantor's business and not in connection with the borrowing or raising of money; or

      (d) any encumbrance arising or preference given under Korean law, applicable generally to corporations established under Korean law, by virtue of a failure by the Guarantor to meet an obligation, provided that such encumbrance shall not be permitted to subsist for more than 30 days; or

      (e) any encumbrance over any asset purchased by the Guarantor (or documents of title thereto) or arising in connection with improvements to any asset of the Guarantor as security for the unpaid balance of the purchase price thereof or costs of improvement thereto.

4. The obligations of the Guarantor under this Guarantee shall not be affected by any matter or thing which but for this provision might operate to affect the Guarantor's obligations, including, without limitation:

      (a) any time or indulgence granted to or composition with the Issuer or any other person;

      (b) the taking, variation, renewal or release of remedies or securities against the Issuer or any other person;

      (c) any unenforceability, invalidity or irregularity of the Notes, the Fiscal Agency Agreement or the Guarantee Agreement entered into between the Guarantor and KEPCO dated November 13, 2002 (the "Guarantee Agreement"); or

      (d)   any term or other provision of the Guarantee Agreement.

5. Where any discharge (whether in respect of the obligations of the Issuer or any security for the obligations of the Issuer or otherwise) is made in whole or in part or any arrangement is made on the faith of any payment, security or other disposition which is avoided or must be repaid on bankruptcy, liquidation or otherwise without limitation, the liability of the Guarantor under this Guarantee shall continue as if there had been no discharge or arrangement except by payment in full of the principal, premium, if any, and interest thereon and all other amounts payable on or in respect of the Notes and the Fiscal Agency Agreement. The Guarantor covenants that this Guarantee will not be discharged with respect to any Note except by payment in full of the principal thereof, interest and any other amounts due thereon. The Guarantor waives notice of any default under the Fiscal Agency Agreement or the Notes. Notwithstanding anything in this Guarantee, the Fiscal Agency Agreement or the Guarantee Agreement, the Guarantor hereby agrees that its obligations hereunder shall not be affected by any defence, right of set-off or similar right (with respect to KEPCO or any other person), counterclaim, recoupment or termination. Each Noteholder, acting bona fide and in good faith, shall be entitled to concede or compromise any claim that any payment, security or other disposition is liable to avoidance or repayment.

6. The Guarantor represents, warrants and covenants with each Noteholder that:

      (a) it is a statutory banking institution duly organised under the laws of the Republic of Korea and has and will have the necessary power to enable it to execute, deliver and perform its obligations under this Guarantee;

      (b) subject to the provisions of clause 3 hereof, this Guarantee constitutes a full unconditional and irrevocable, on an unsecured and unsubordinated basis, obligation of the Guarantor and will rank pari passu with all other outstanding and future unsecured and unsubordinated obligations of the Guarantor (subject to certain statutory exceptions under the laws of the Republic of Korea);

      (c) this Guarantee constitutes its legal, valid and binding obligations, enforceable against it;

      (d) all necessary consents and authorisations (if any) to enable it to enter into this Guarantee have been obtained and are and will remain in full force and effect;

      (e) the execution, delivery and performance of this Guarantee will not conflict with (i) any agreement binding on it or any of its assets;
            (ii) its constitutive documents, or (iii) any applicable law; and

      (f) that, for the avoidance of doubt, this Guarantee constitutes a guarantee of payment (and not a guarantee of collection) and waives any right to require that any resort be had by any holder or the Fiscal Agent or the Paying Agent under the Fiscal Agency Agreement to any security held for payment of the obligations guaranteed thereunder.

7. The Guarantor shall be subrogated to all rights of the Noteholders against the Issuer in respect of any amounts paid to the Noteholders by the Guarantor pursuant to this Guarantee, provided, however, that the Guarantor shall not be entitled to enforce or to receive any payments arising out of or based upon its rights of subrogation if, at the time of any such payments, any amounts are due and unpaid by the Guarantor under this Guarantee.

8. The obligations of the Guarantor hereunder shall not be affected by (i) the failure of any Noteholder or the Fiscal Agent or Paying Agent to assert any claim or demand or to enforce any right to remedy against the Issuer or any other person under the Fiscal Agency Agreement, the Notes or any other agreement or otherwise; (ii) any rescission, waiver, amendment or modification of any of the terms or provisions of the Fiscal Agency Agreement, the Notes or any other agreement, (iii) the release of any security held by any Noteholder or the Fiscal Agent or Paying Agent for the guaranteed obligations hereunder or any of them; (iv) the failure of any Noteholder or Fiscal Agent or Paying Agent to exercise any right or remedy against any other guarantor of the guaranteed obligations hereunder; or (v) any change in the ownership of the Guarantor.

9.    This Guarantee shall enure for the benefit of the Noteholders.

10. The records of the relevant Clearing System shall be conclusive evidence of the identity of the Accountholder and the number of Notes credited to the securities account of such Accountholder. For the purposes hereof a statement issued by the relevant Clearing System stating:-

      (a)   the name of the Accountholder to which such statement is issued; and

      (b) the aggregate nominal amount of Notes credited to the securities account of such Accountholder as at the opening of business on the day on which any payment is due under this Guarantee,

      shall be conclusive evidence of the records of the Clearing System as at the day on which any payment is due under this Guarantee.

11. In the event of a dispute, the determination by the Agent (as defined in the Fiscal Agency Agreement) of the identity of the Accountholder and the number of Notes credited to the securities account of such Accountholder shall (in the absence of manifest error) be final and conclusive for all purposes in connection with this Guarantee.

12. This Guarantee shall take effect as a Deed Poll for the benefit of the Noteholders from time to time and for the time being. This Guarantee shall be deposited with and held by the Fiscal Agent until all the obligations of the Guarantor hereunder have been discharged in full.

13. The Guarantor hereby acknowledges the right of every Accountholder to the production of, and the right of every Accountholder to obtain (upon payment of a reasonable charge) a copy of, this Guarantee, and further acknowledges and covenants that the obligations binding upon it contained herein are owed to, and shall be for the account of, the Noteholders, and that each Accountholder shall be entitled severally to enforce the said obligations against the Guarantor.

14.   (a)   This Guarantee may not be modified, varied or amended without (i)
            the approval of the Noteholders by way of an Extraordinary
            Resolution and (ii) the prior written consent of the Guarantor.

      (b) Notwithstanding any other provision of this Guarantee, if the Notes are amended or modified to: (i) increase the principal amount or interest rate of the Notes, (ii) change the currency of payment with respect to the Notes, (iii) change the stated maturity of the Notes,
            (iv) provide for any new Events of Default under the Notes or (v) otherwise change the Conditions of the Notes or any provision of the Fiscal Agency Agreement which has the effect of increasing the obligations or liability of the Guarantor under this Guarantee, the terms of this Guarantee shall remain in full force and effect only as to the amounts agreed to be guaranteed hereunder and on the same terms as if no such amendment or modification as aforementioned had occurred.

15. This Guarantee is governed by, and shall be construed in accordance with, the laws of England.

16. The Guarantor hereby irrevocably agrees, for the exclusive benefit of the Noteholders and the Accountholders, that the courts of England are to have non-exclusive jurisdiction to settle any disputes which may arise out of or in connection with this Guarantee and that accordingly any suit, action or proceedings (together referred to as "Proceedings") arising out of or in connection with this Guarantee may be brought in such courts.

17. The Guarantor hereby irrevocably waives any objection which it may have now or hereafter to the laying of the venue of any such Proceedings in any such court and any claim that any such Proceedings have been brought in an inconvenient forum and hereby further irrevocably agrees that a judgment in any such Proceedings brought in the English courts shall be conclusive and binding upon it and may be enforced in the courts of any other jurisdiction. Nothing contained in this clause shall limit any right to take Proceedings against the Guarantor in any other court of competent jurisdiction, nor shall the taking of Proceedings in one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction, whether concurrently or not.

18. The Guarantor agrees that the process by which any Proceedings are begun may be served on it by being delivered to The Korea Development Bank, London branch at its principal place of business for the time being in England (currently 16th Floor, 99 Bishopsgate, London, EC2H 3XD). If the Guarantor ceases to maintain a branch in England, the Guarantor shall appoint a further person in England to accept service of process on its behalf.

19. Nothing herein shall affect the right to serve process in any manner permitted by law.

IN WITNESS whereof the Guarantor has caused this Guarantee to be duly executed as a deed the day and year first above mentioned.

Executed as a deed                          )
by THE KOREA DEVELOPMENT                    )
BANK acting                                 )
by                                          )   ------------------------

in the presence of:-                        )

Witness:

Name:

Address: